NEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated August 31, 2007,
To the Statement of Additional Information Dated May 1, 2007

Effective August 31, 2007, the section in the Statement of Additional Information titled "Arrangements with Entities Associated with the NEA" is deleted in its entirety and replaced with the following:

Arrangements with Entities Associated with the NEA

The Contract may be offered in certain school districts pursuant to arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements. In addition to the NEA Valuebuilder Program (described in the Prospectus), the Company currently has an arrangement with the following entity:

  The Pennsylvania State Education Association (the "PSEA") - The Contract is one of several products endorsed by the PSEA through the PSEA Member Benefits Program. During the past fiscal year, the Company paid the PSEA approximately $5,280 in support of financial education conferences held for PSEA members.

The Company and its affiliates also made contributions to foundations related to NEA or its affiliates, including the NEA Foundation for the Improvement of Education and the Education Minnesota Foundation, in connection with charitable golf tournaments and other charitable events in 2006 in the amount of approximately $16,198. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract.

Please Retain This Supplement For Future Reference